Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                NOVEMBER 18, 2003

                       AMERICAN NATURAL ENERGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


OKLAHOMA                                0-18596                       73-1605215
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)


               7030 SOUTH YALE - SUITE 404, TULSA, OKLAHOMA 74136
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (918) 481-1440


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 18, 2003, the Registrant issued a press release reporting the Registrant's third quarter and nine-month operating results for the period ended September 30, 2003. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 12 of Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of businesses acquired. None required.

         (b) Pro forma financial information. None required.

         (c) Exhibits:

                 EXHIBIT NUMBER                 DESCRIPTION OF DOCUMENT
              ---------------------   ------------------------------------------
                     99.1                Press Release dated November 18, 2003.
                                         (furnished, not filed)

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMERICAN NATURAL ENERGY CORPORATION

Dated:  November 18, 2003                    By:  /s/ Michael K. Paulk
                                                  ----------------------
                                             Michael K. Paulk, President



                                      -3-